                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 1, 1995



                          THE WILLIAMS COMPANIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                      1-4174                     73-0569878
- ---------------               ------------              ------------------
(State or other                (Commission                (I.R.S. Employer
jurisdiction of                File Number)             Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                              74172
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(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (918)588-2000



                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.          Acquisition or Disposition of Assets

                 On December 12, 1994, The Williams Companies, Inc. ("Williams"), entered into a merger agreement among Transco Energy Company ("Transco") and WC Acquisition Corp., a wholly owned subsidiary of Williams, (the "Agreement"). Under the terms of the Agreement, on December 16, 1994, Williams filed a Tender Offer Statement pursuant to Section 14(d)(1) of the Securities Exchange Act of 1934 with the Securities and Exchange Commission on
Schedule 14D-1 relating to Williams' offer to purchase up to 24.6 million shares, or 60 percent, of Transco's common stock, par value $.50 per share (the "Transco Common Shares"), (including attached common stock purchase rights) for $17.50 per share (and attached right). On January 18, 1995, Williams accepted for payment, pursuant to the terms of the tender offer, 24.6 million shares of Transco's Common Shares.

                 On or about March 31, 1995, a Prospectus and Information Statement was mailed to Transco Common Shareholders and $3.50 Preferred Shareholders of record on March 20, 1995, providing notice of a Special Meeting of Stockholders of Transco for purposes of approving the Agreement and associated merger (the "Merger") and containing the information required under the Securities Exchange Act of 1934.

                 On April 28, 1995, a Special Meeting of Transco stockholders was held. At such meeting, the Transco stockholders approved the Agreement and the Merger, pursuant to which (i) each issued and outstanding share of Transco Common Shares (other than shares held by Transco, Williams and any subsidiary of Williams) will be converted into the right to receive (x) 0.625 of a share of common stock, par value $1.00 per share, of Williams and (y) 0.3125 attached preferred stock purchase rights of Williams and (ii) each issued and outstanding share of Transco's $3.50 Series Cumulative Convertible Preferred Stock ("Transco $3.50 Preferred Stock") (other than shares held by Transco, Williams or any subsidiary of Williams and by holders of Transco $3.50 Preferred Stock who demand and perfect appraisal rights) will be converted into the right to receive one share of Williams' $3.50 Series Cumulative Convertible Preferred Stock all as more fully described in the Prospectus and Information Statement which is filed as an exhibit hereto.

                 Williams used funds obtained from the sale of the major portion of its telecommunications assets to acquire the Transco stock and will also use such funds to pay all related fees and expenses of the offer and Merger.

                 The Agreement was filed with the office of the Secretary of State of the State of Delaware on April 28, 1995, to be effective at 12:01 a.m. on Monday, May 1, 1995.

                 The completion of the tender offer resulted in Williams recording the acquisition in the first quarter of 1995. The first quarter 1995 Form 10-Q will reflect a consolidation of the financial operating results of Transco from January 18, 1995, through March 31, 1995, with minority interest recognized for the 40 percent of the Transco shares still outstanding to the public. The May 1 merger resulted in Transco becoming a 100 percent-owned subsidiary of Williams and the issuance of the additional Williams common stock which increased Williams' consolidated stockholders' equity by approximately $330 million.

                 The estimated cost of the acquisition in excess of Transco's historical carrying value is $1.5 billion based upon a preliminary allocation of the purchase price. This amount has been allocated to property, plant and equipment and will be amortized over 40 years. Williams intends to sell certain of Transco's businesses within one year from the acquisition date, including coal operations, certain gathering operations and coalbed properties and related assets, all of which are recorded at net realizable value in Williams' Consolidated Balance Sheet. Results of operations and changes in the carrying amount of these businesses during the holding period will be included in the purchase price. The results of operations of these businesses excluded from Williams' Consolidated Statement of Income are not material.
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                                    EXHIBITS


The following exhibits are filed as part of this Report:

Exhibit 2.                (a)     Offer to Purchase, dated December 16, 1994, (filed as Exhibit (a)(1) to Schedule 14D-1, dated
                                  December 16, 1994).

                          (b)     Agreement and Plan of Merger, dated as of December 12, 1994, among Williams, WC Acquisition Corp.
                                  and Transco (filed as Exhibit (c)(1) to Schedule 14D-1, dated December 16, 1994).

                          (c)     Prospectus/Information Statement filed in connection with the Special Meeting of Stockholders of
                                  Transco held on April 28, 1995 (included in Amendment No. 1 to Registration Statement on Form S-4
                                  No. 33-57639, filed March 24, 1995).

Exhibit 99.               (a)     Press release, dated December 12, 1994, issued by Williams and Transco (filed as Exhibit (a)(7) to
                                  Schedule 14D-1, dated December 16, 1994).

                          (b)     Press release, dated December 16, 1994, issued by Williams (filed as Exhibit (a)(8) to Schedule
                                  14D-1, dated December 16, 1994).

                          (c)     Press release, dated January 18, 1995, issued by Williams (filed as Exhibit (a)(13) to Amendment
                                  No. 5 to Schedule 14D-1, dated January 18, 1995).

                          (d)     Press release, dated January 25, 1995, issued by Williams (filed as Exhibit (a)(14) to Amendment
                                  No. 6 to Schedule 14D-1, dated January 25, 1995).

                          (e)     Press release, dated April 28, 1995, issued by Williams.

Each exhibit listed above (with the exception of Exhibit 99(e)) has heretofore been filed with the Securities and Exchange Commission as part of the filing indicated and is incorporated herein by reference.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized:


                                             THE WILLIAMS COMPANIES, INC.
                                             (Registrant)


                                             By:   /s/ J. Furman Lewis
                                                       J. Furman Lewis
                                                   Senior Vice President
                                                    and General Counsel



Dated:  May 4, 1995
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                                EXHIBITS INDEX


The following exhibits are filed as part of this Report:

Exhibit 2.                (a)      Offer to Purchase, dated December 16, 1994, (filed as Exhibit (a)(1) to Schedule 14D-1, dated
                                   December 16, 1994).

                          (b)      Agreement and Plan of Merger, dated as of December 12, 1994, among Williams, WC Acquisition
                                   Corp. and Transco (filed as Exhibit (c)(1) to Schedule 14D-1, dated December 16, 1994).

                          (c)      Prospectus/Information Statement filed in connection with the Special Meeting of Stockholders of
                                   Transco held on April 28, 1995 (included in Amendment No. 1 to Registration Statement on
                                   Form S-4 No. 33-57639, filed March 24, 1995.)

Exhibit 99.               (a)      Press release, dated December 12, 1994, issued by Williams and Transco (filed as Exhibit (a)(7)
                                   to Schedule 14D-1, dated December 16, 1994).

                          (b)      Press release, dated December 16, 1994, issued by Williams (filed as Exhibit (a)(8) to Schedule
                                   14D-1, dated December 16, 1994).

                          (c)      Press release, dated January 18, 1995, issued by Williams (filed as Exhibit (a)(13) to Amendment
                                   No. 5 to Schedule 14D-1, dated January 18, 1995).

                          (d)      Press release, dated January 25, 1995, issued by Williams (filed as Exhibit (a)(14) to Amendment
                                   No. 6 to Schedule 14D-1, dated January 25, 1995).

                          (e)      Press release, dated April 28, 1995, issued by Williams.

Each exhibit listed above (with the exception of Exhibit 99(e)) has heretofore been filed with the Securities and Exchange Commission as part of the filing indicated and is incorporated herein by reference.